UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 14, 2014

REAL GOODS SOLAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-34044	26-1851813
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 W. South Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (303) 222-8400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 26, 2013, Real Goods Solar, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (as amended, as described below, the “Purchase Agreement”) with Elemental Energy LLC, doing business as Sunetric (“Sunetric”), and Sunetric’s owners, Sean Mullen, Beth-Ann Mullen, and Alexander Tiller (each, a “Seller”, and collectively, the “Sellers”), pursuant to which the Company agreed to purchase 100% of the issued and outstanding equity interests of Sunetric (the “Sunetric Acquisition”), as previously disclosed in the Company’s Annual Report on Form 10-K filed March 31, 2014. Based in Oahu, Hawaii, Sunetric is one of the state’s largest and most established local solar developers and installers.

On May 14, 2014, the Company entered into a First Amendment to Membership Interest Purchase Agreement with Sunetric and the Sellers (the “First Amendment”), and completed the Sunetric Acquisition. The First Amendment revised the purchase price and made it payable entirely in shares of the Company’s class A common stock.

Under the amended terms, the purchase price payable at the closing for Sunetric consisted of 4,500,000 shares of the Company’s class A common stock (the “Closing Share Consideration”), minus the amount required to pay off all of Sunetric’s outstanding indebtedness and transaction expenses on the closing date, and subject to the working capital adjustment and holdback described below. As a result, the Company issued 3,425,393 shares of its class A common stock to the Sellers on the closing date.

The aggregate Closing Share Consideration is subject to a working capital adjustment. Sunetric’s working capital was estimated for purposes of determining the adjustment to the Closing Share Consideration paid at the closing. After the closing, the parties will determine Sunetric’s actual working capital and, if necessary, true-up the Closing Share Consideration paid at the closing. The adjustments to the Closing Share Consideration, both for the working capital adjustment, and the adjustments with respect to Sunetric’s indebtedness and transaction expenses are calculated by dividing the amount of the adjustments by the volume weighted average of the per share price of the class A common stock on NASDAQ for the 20 consecutive trading days ending two days before the closing date.

At the closing, a portion of the Closing Share Consideration consisting of 604,711 shares of class A common stock were held back to secure Sellers’ indemnification obligations under the Purchase Agreement. On the six-month anniversary of the closing date, the Company is obligated to release to the Sellers 50% of the balance of the holdback shares, less an amount equal to the aggregate amount of any unresolved indemnification claims divided by the volume weighted average of the per share price of the class A common stock on NASDAQ for the 20 consecutive trading days ending two days before the closing date. On the 12-month anniversary of the closing date, the Company is obligated to release to the Sellers the balance of the holdback amount less an amount equal to the aggregate amount of any unresolved indemnification claims divided by the volume weighted average of the per share price of the class A common stock on NASDAQ for the 20 consecutive trading days ending two days before the closing date.

In addition to the Closing Share Consideration, the Sellers have the potential to earn up to $3,000,000 in additional earn-out payments, payable in shares of the Company’s class A common stock, to be delivered in the future upon achievement, if at all, of certain revenue and income earn-out targets for 2014 and 2015. If earned, the number of earn-out shares would be calculated by dividing the earn-out payment by the volume weighted average of the per share prices of the class A common stock on Nasdaq for the 20 consecutive trading days ending two days before the date of the earn-out payment. Pursuant to the terms of the Purchase Agreement, the total number of shares of class A common stock that may be issued to Sellers under the Purchase Agreement is limited to 8,984,803 shares, which equals 19.99% of the Company’s outstanding shares of class A common stock as of the date of the Purchase Agreement, unless shareholder approval is obtained to issue more than such 19.99%.

Each of the Company, the Sellers, and Sunetric made customary representations, warranties and agreed to customary and covenants and indemnification obligations in the Purchase Agreement.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 hereto and is incorporated herein by reference.

The representations and warranties of the Company and its subsidiaries contained in the Purchase Agreement have been made solely for the benefit of the Sellers and Sunetric. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) in some cases, have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission by the Company before the date of the Purchase Agreement, (iii) have been qualified by confidential disclosures made to Sellers and Sunetric in connection with the Purchase Agreement that may contain some nonpublic information that is not material under applicable securities laws, (iv) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (vi) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries or their respective business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02.

The issuance of the Company’s class A common stock in connection with the Sunetric Acquisition was not a “public offering” as defined in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and met the requirements to qualify for exemption under Regulation D promulgated under the Securities Act. The Sellers represented in writing that they were accredited investors and acquired the securities for their own accounts for investment purposes. A legend will be placed on the stock certificates stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements may be identified by the use of words such as “expect,” “intend,” “believe,” “will,” “should” or comparable terminology or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause materially different results include, among others, integration of the transaction described herein and other acquisitions, realizing synergies and other benefits from the transaction described herein, the possibility of negative impact from weather conditions, introduction of new products and services, the possibility of negative economic conditions and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Item 8.01. Other Events.

On May 14, 2014, the Company issued a press release announcing the closing of the Sunetric Acquisition. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of businesses acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, financial statements required under this Item 9.01 shall be filed by amendment to the original Current Report on Form 8-K no later than 71 calendar days after May 20, 2014.

(b) Pro forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, pro forma financial information required under this Item 9.01 shall be filed by amendment to the original Current Report on Form 8-K no later than 71 days after May 20, 2014.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Membership Interest Purchase Agreement, dated March 26, 2014, by and among Real Goods Solar, Inc., Elemental Energy LLC, Sean Mullen, Beth-Ann Mullen, and Alexander Tiller (incorporated by reference to Exhibit 2.2 to Real Goods Solar, Inc.’s Quarterly Report on Form 10-Q filed May 14, 2014 (No. 001-34044))

2.2*	First Amendment to Membership Purchase Agreement, dated May 14, 2014, by and among Real Goods Solar, Inc., Elemental Energy LLC, Sean Mullen, Beth-Ann Mullen, and Alexander Tiller

99.1	Press Release, issued by Real Goods Solar, Inc. on May 14, 2014

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL GOODS SOLAR, INC.

By:	/s/ Anthony DiPaolo
Anthony DiPaolo
Chief Financial Officer

Date: May 16, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Membership Interest Purchase Agreement, dated March 26, 2014, by and among Real Goods Solar, Inc., Elemental Energy LLC, Sean Mullen, Beth-Ann Mullen, and Alexander Tiller (incorporated by reference to Exhibit 2.2 to Real Goods Solar, Inc.’s Quarterly Report on Form 10-Q filed May 14, 2014 (No. 001-34044))

2.2*	First Amendment to Membership Purchase Agreement, dated May 14, 2014, by and among Real Goods Solar, Inc., Elemental Energy LLC, Sean Mullen, Beth-Ann Mullen, and Alexander Tiller

99.1	Press Release, issued by Real Goods Solar, Inc. on May 14, 2014

*	This exhibit excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.